SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 29, 2015

Pope Resources, A Delaware Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1313292 (I.R.S. Employer Identification No.)

19550 Seventh Avenue NE, Poulsbo, Washington       98370

(Address of principal executive offices)             (ZIP Code)

Registrant's telephone number, including area code (360) 697-6626

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01         OTHER EVENTS

On January 29, 2015 the Partnership announced a quarterly distribution of 65 cents per unit, effective for unitholders of record on February 13, 2015 and payable on March 2, 2015. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant dated January 29, 2015.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: January 29, 2015	BY:	/s/ Thomas M. Ringo
Thomas M. Ringo
President and Chief Executive Officer, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner